Exhibit 10.2

ENSERVCO CORPORATION
2016 STOCK INCENTIVE PLAN
Effective July 18, 2016

AMENDED AND RESTATED AS OF AUGUST 21, 2024

1. General.

1.1 Purpose. The purpose of the 2016 Stock Incentive Plan (the "Plan") of Enservco Corporation (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate Employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.005 par value per share, of the Company ("Common Stock") on terms determined under this Plan.

1.2 Eligible Participants. Employees, Directors and Consultants are eligible to receive Incentives. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate or necessary to preserve the Section 162(m) Exception. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

1.3 Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights ("SARs") (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7), and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives. Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.

1.4 Amendment and Restatement of the Plan. This amendment and restatement is a continuation of the Plan and shall be effective as of June 26, 2024, subject to the requisite approval of Company stockholders at the 2024 annual meeting of stockholders. For the avoidance of doubt, this amendment and restatement shall not materially affect the terms or conditions of any Incentive subject to the Section 162(m) Exception to the extent that compliance with the Section 162(m) Exception is required for the deductibility of such Incentive, and any such Incentives made pursuant to a written binding contract in effect on November 2, 2017 shall not be deemed to be modified in any material respect as a result of this amendment and restatement of the Plan.

2. Administration.

2.1 Administration by the Board. The Plan shall be administered by the board of directors of the Company (the "Board"). The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a "Committee").

2.2 Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)    To determine: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.

(b)    To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any written agreement (an "Incentive Agreement") between the Company and a person to whom an Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a "Participant"), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.

(c)    To settle all controversies regarding the Plan and Incentives granted under it.

(d)    To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(e)    To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (viii) below.

(f)    To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) (the Section 162(m) Exception regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to "covered employees" (within the meaning of Section 162(m)(3) under the Code), (B) Section 422 of the Code regarding incentive stock options, or (C) Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the "Exchange Act") ("Rule 16b-3").

(g)    To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however that a Participant's rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing. Notwithstanding the foregoing, (A) a Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant's consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.

(h)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.

(i)    To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

2.3 Delegation to Committee.

(a)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(b)    Section 162(m) and Rule 16b-3 Compliance. The Committee shall consist of not less than two Directors. During any time period in which the Company has a class of equity securities registered under Section 16 of the Exchange Act, each such Committee member or, if applicable, each member of a subcommittee to which power to administer the Company's equity incentive plans and compensation under the Section 162(m) Exception, has been delegated, shall be an "outside director" within the meaning of Section 162(m) under the Code and a "non-employee director" within the meaning of Rule 16b-3.

2.4 Delegation to an Officer. The Board may delegate to one or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, "Officers"), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives, except with respect to grants of Incentives to Officers subject to Section 16 of the Exchange Act or Covered Employees, when necessary or appropriate to preserve the Section 162(m) Exception. An Officer may not be the recipient of a stock award granted by such Officer.

2.5 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

2.6 Cancellation and Re-Grant of Incentives. Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives (other than Options with an exercise price greater than or equal to the exercise price of the Options being exchanged) under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event.

3. Shares Subject to the Plan.

3.1. Number of Shares. Subject to adjustment in connection with a Capitalization Adjustment and subject to Section 1.4, the number of shares of Common Stock which may be issued under the Plan shall not exceed 4,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan. Shares may be issued in connection with a merger or acquisition as permitted by NYSE MKT Rules Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. Notwithstanding the foregoing, the number of shares of Common Stock which may be issued as Incentive Stock Options under the Plan shall not exceed 1,000,000 shares.

3.2. Share Counting.

(a)    To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.

(b)    In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(c)    To the extent that the full number of shares subject to a performance share award other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d)    In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(e)    Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.

3.3 Section 162(m) Limitations. Subject to Section 9.1 relating to Capitalization Adjustments, when necessary to preserve the Section 162(m) Exception, the following limitations shall apply:

(a)    A maximum of 1,200,000 shares of Common Stock subject to stock options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date any such Incentive is granted may be granted to any Participant during any calendar year. Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Incentive will not satisfy the requirements to be considered "qualified performance-based compensation" under the Section 162(m) Exception unless such additional Incentive is approved by the Company's shareholders. The Board may, in its sole discretion, grant Incentives that are not intended to be deductible under Section 162(m). In addition, the Section 162(m) Exception will not be available for new Incentives granted after November 2, 2017 (unless such Awards qualify for transition relief under the Section 162(m) Exception). Thus, Incentives granted under the Plan may not be tax deductible, in whole or in part, to the Company. Notwithstanding any other provision of the Plan, this amendment and restatement of the Plan shall not modify in any material respect the terms or conditions of any Incentive made pursuant to a written binding contract in effect on November 2, 2017 that is intended to meet the Section 162(m) Exception.

(b)    A maximum of 500,000 performance shares may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(c)    A maximum of $500,000 may be granted as a performance cash awards to any one Participant during any one calendar year.

3.4 Limitation on Awards Granted to Non-Employee Directors. No Director, who is not also an Employee, may be granted any Incentive or Incentives denominated in shares that exceed in the aggregate $500,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Incentive made pursuant to any election by the Directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

3.5 Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued Common Stock.

4. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted under this Plan shall be subject to the following terms and conditions:

4.1 Price. The option price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that option price shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

4.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

4.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant.

4.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement. The shares of Common Stock delivered by the participant pursuant to Section 4.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Board. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

4.5    Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant Incentive Stock Options:

(a)    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).

(b)    Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)    All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)    Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)    The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)    If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

5. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR under this Plan shall be subject to the following terms and conditions:

5.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

5.2. Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

5.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 5.4.

5.4. Payment. Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)    the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 10.6); by

(b)    the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole abase at its Fair Market Value on the date of exercise.

6. Stock Awards Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. Restricted stock units evidence the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

6.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Board.

6.2. Sale Price. The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.3. Restrictions. All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Board may deem appropriate, including, without limitation any or all of the following:

(a)    a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)    a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and

(c)    such other conditions or restrictions as the Board may deem advisable.

6.4. Escrow. In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2016 Stock Incentive Plan of Enservco Corporation (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the Company.

6.5. Issuance and Delivery of Shares. Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir. In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted. Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

6.6. Shareholder. Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

7. Performance Awards.

7.1 Performance Shares. A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.4(b) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with the Section 162(m) Exception, the Board), in its sole discretion, within the time prescribed by the Section 162(m) Exception, and shall otherwise comply with the requirements of the Section 162(m) Exception. The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established. In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2 Performance Cash Awards. A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.4(c) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with the Section 162(m) Exception, the Board), in its sole discretion; provided, however, that any Performance Period shall be at least one year in length. The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

7.3 Board Discretion. The Board retains the discretion to at any time reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

7.4 Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of the Section 162(m) Exception with respect to an Incentive intended to qualify as "performance-based compensation" thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Incentive no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period, and (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Incentive intended to qualify as "performance-based compensation" under the Section 162(m) Exception, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of any completion of any Performance Goals, options, cash or other benefits granted, issued, retainable and/or vested under an Incentive on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine. Notwithstanding the foregoing, this provision will not apply to awards issued after November 2, 2017.

8. Covenants of the Company.

8.1 Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.

8.2. Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the "Securities Act") the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained. A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.

8.3 No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.

9. Adjustments upon Changes in Common Stock; Other Corporate Events.

9.1 Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a) and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment. The Board will make such adjustments, and its determination will be final, binding and conclusive.

9.2 Dissolution or Liquidation. Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

9.3 Corporate Transaction. The following provisions will apply to Incentives in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Incentive or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:

(a)    arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(b)    arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);

(c)    accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(d)    arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;

(e)    cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(f)    make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company's Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4. Change in Control. In the event of a Change in Control (as defined in Section 11.3), the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid. In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.14) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation. The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10. General.

10.1. Effective Date. The Plan will become effective on the Effective Date.

10.2. Duration.

(a)    The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company. No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)    Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

10.3 Corporate Action Constituting Grant of Incentives. Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the papering of the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.

10.4. Non-transferability of Incentives. No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee's spouse, children, grandchildren or parents (collectively, the "Family Members"), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant's lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5. Effect of Termination or Death. In the event that a Participant ceases to be an Employee Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement.

10.6. Investment Assurances. Additional Condition. Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock. If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.7. Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board. The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8. Withholding. Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement. If a Participant desires and the Board permits, the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the maximum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date"). Each Election must be made prior to the Tax Date. The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.9. No Continued Employment, Engagement or Right to Corporate Assets. Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be. Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Change in Time Commitment. In the event a Participant's regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.

10.11 Electronic Delivery. Any reference herein to a "written" agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company's intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

10.12. Deferral Permitted. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A.

10.13. Amendment of the Plan. The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided however any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provisions of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c) requires the approval of the Company's shareholders pursuant to any applicable law, regulation or securities exchange rule or fisting requirement, shall be subject to approval by the Company's shareholders. Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant's rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.

10.14. Code Section 409A Provisions. Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes "deferred compensation" under Section 409A of the Code is a "specified employee" for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a "separation from service" (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant's "separation from service" or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

10.15. Clawback Policy. All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company.

11. Additional Definitions.

11.1 Affiliate. "Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

11.2 Capitalization Adjustment. A "Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

11.3. Change in Control. A "Change in Control" means any of the following:

(a)    Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (A) the then-outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 11.3, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition pursuant to a transaction that complies with Sections 11.3(3)(1), 11.3(b)(2) and 11.3(b)(3);

(b)    Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board (defined below) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(c)    Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(d)    Individuals who, as of the effective date of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

Notwithstanding the foregoing definition or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Incentives subject to such agreement; provided however that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply; provided, further, that no Change in Control shall be deemed to occur upon announcement or commencement of a tender offer or upon a potential takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of the Company or "a change in the ownership of a substantial portion of the assets of the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant's consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A of the Code, and the regulations thereunder.

11.4. Corporate Transaction. "Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)    a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b)    a sale or other disposition of at least 90% of the outstanding securities of the Company;

(c)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a "change in the ownership or effective control of' the Company or "a change in the ownership of a substantial portion of the assets of the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

11.5 Employee. "Employee" means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.

11.6 Consultant. "Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a "Consultant" for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company's securities to such person.

11.7 Director. "Director" means a member of the Board.

11.8 Effective Date. "Effective Date" means the effective date of this Plan document, which is the date on which this Plan is approved by the Company's Board.

11.9 Fair Market Value. "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

(a)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be (i) the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable, or (ii) such other method of determining the fair market value of a share of Common Stock that complies with the requirements of Section 409A of the Code.

(b)    Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c)    In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

11.10 Incentive Stock Option. "Incentive Stock Option" means a stock option that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.

11.11 Performance Criteria. "Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity or average stockholder's equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xiii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) stockholders' equity; (xxvii) capital expenditures; (xxiii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Incentive is not intended to comply with the Section 162(m) Exception, other measures of performance selected by the Board.

11.12 Performance Goals. "Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

11.13 Performance Period. "Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of an Incentive. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

11.14 Section 162(m) Exception. “Section 162(m) Exception” means the exception under 162(m) of the Code for “qualified performance-based compensation,” as such exception existed for taxable years beginning prior to January 1, 2018 before the amendments made to Section 162(m) of the Code by the Tax Cuts and Jobs Act of 2017 (TCJA). The TCJA provides for a transition rule that excludes compensation arrangements which are payable pursuant to a written binding contract, were in effect on or before November 2, 2017 and have not been materially modified after such date.

11.15 Transaction Proceeds Per Share. "Transaction Proceeds Per Share" in connection with a Change in Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.